UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D. C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  November 26, 1999

                     STRUCTURED ASSET SECURITIES CORPORATION
            Mortgage Pass-Through Certificates, Series 1999-BC2 Trust


New York (governing law of          333-68513-06   52-2196377
Pooling and Servicing Agreement)    (Commission    52-2196378
(State or other                     File Number)   52-2196381
jurisdiction                                       52-2196383
                                                   52-2196384
                                                   IRS EIN
        c/o Norwest Bank Minnesota, N.A.
        11000 Broken Land Parkway                            21044
        Columbia, MD                                        (Zip Code)
        (Address of principal executive offices)


       Registrant's telephone number, including area code:  (410) 884-2000



          Former name or former address, if changed since last report)


ITEM 5.  Other Events

On November 26, 1999 a distribution was made to holders of STRUCTURED ASSET SECURITIES CORPORATION, Mortgage Pass-Through Certificates, Series 1999-BC2 Trust.



  ITEM 7.  Financial Statements and Exhibits

        (c) Exhibits furnished in accordance with Item 601(a) of Regulation S-K

             Exhibit Number                      Description
                                 Monthly report distributed to holders of
             EX-99.1 Mortgage Pass-Through Certificates, Series 1999-BC2 Trust, relating to the November
                                  26, 1999 distribution.






Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                      STRUCTURED ASSET SECURITIES CORPORATION
             Mortgage Pass-Through Certificates, Series 1999-BC2 Trust

              By:   The First National Bank, as Trustee
              By:   /s/ Barbara Grosse, Vice President
              By:   Barbara Grosse, Vice President
              Date: 12/03/99


                                INDEX TO EXHIBITS

Exhibit Number                   Description

EX-99.1 Monthly  report  distributed to holders of STRUCTURED  ASSET  SECURITIES
     CORPORATION Mortgage Pass-Through Certificates, Series 1999-BC2 Trust, relating to the November 26, 1999 distribution.